Exhibit 8.1

LIST OF SUBSIDIARIES AND CONSOLIDATED VARIABLE INTEREST ENTITY OF

CANGO INC. AS OF DECEMBER 31, 2021

Subsidiaries	Jurisdiction of Incorporation
Cango Group Limited Express Group Development Limited 捷联发展有限公司	Hong Kong Hong Kong
Can Gu Long (Shanghai) Information Technology Consultation Service Co., Ltd.* 灿谷隆（上海）信息科技咨询服务有限公司	PRC

Consolidated Variable Interest Entity (“VIE”)
Shanghai Cango Investment and Management Consulting Service Co., Ltd.* 上海灿谷投资管理咨询服务有限公司	PRC

Subsidiaries of the Consolidated VIE
Cango Financing Guarantee Co., Ltd.* 灿谷融资担保有限公司	PRC
Beijing Cango Automotive Consulting Service Co., Ltd.* 北京灿谷汽车咨询服务有限公司	PRC
Guangzhou Cango Automotive Information Consultation Service Co., Ltd.* 广州灿谷汽车信息咨询服务有限公司	PRC
Shanghai Wangjin Financial Information Service Co., Ltd.* 上海网金金融信息服务有限公司	PRC
Shanghai Cango Electronic Technology Co., Ltd.* 上海灿谷电子科技有限公司	PRC
Shanghai Wangtian Investment Co., Ltd.* 上海网天投资有限公司	PRC
Shenyang Cango Automotive Information Consultation Co., Ltd.* 沈阳灿谷汽车信息咨询有限公司	PRC
Nanjing Canyuan Automotive Service Co., Ltd.* 南京灿元汽车服务有限公司	PRC
Hubei Huaitai Automotive Consulting Service Co., Ltd.* 湖北省怀泰汽车咨询服务有限公司	PRC
Chengdu Cango Automotive Service Co., Ltd.* 成都灿谷汽车服务有限公司	PRC
Xi’an Cango Automotive Consulting Service Co., Ltd.* 西安灿谷汽车咨询服务有限公司	PRC
Shanxi Huirui Automotive Consulting Service Co., Ltd.* 山西汇瑞汽车咨询服务有限公司	PRC
Henan Cango Automotive Service Co., Ltd.* 河南灿谷汽车服务有限公司	PRC
Shandong Huaitong Automotive Consulting Service Co., Ltd.* 山东怀通汽车咨询服务有限公司	PRC
Hefei Cango Automotive Service Co., Ltd.* 合肥灿谷汽车服务有限公司	PRC
Fujian Changhui Automotive Service Co., Ltd.* 福建昌汇汽车服务有限公司	PRC
Changsha Cango Automotive Service Co., Ltd.* 长沙灿谷汽车服务有限公司	PRC
Guangxi Canyuan Automotive Consulting Service Co., Ltd.* 广西灿源汽车咨询服务有限公司	PRC
Jiangxi Cango Automotive Consulting Service Co., Ltd.* 江西灿谷汽车咨询服务有限公司	PRC
Guizhou Cango Automotive Service Co., Ltd.* 贵州灿谷汽车服务有限公司	PRC
Kunming Cango Automotive Information Consultation Service Co., Ltd.* 昆明灿谷汽车信息咨询服务有限公司	PRC
Shanghai Chejia Financing Lease Co., Ltd.* 上海有车有家融资租赁有限公司	PRC

Jilin Cango Automotive Information Consulting Service Co., Ltd.* 吉林灿谷汽车信息咨询有限公司	PRC
Gansu Cango Automotive Information Consulting Co., Ltd.* 甘肃灿谷汽车信息咨询有限公司	PRC
Nantong Cango Automotive Information Consulting Service Co., Ltd.* 南通灿谷汽车信息咨询服务有限公司	PRC
Changzhou Chejia Automotive Leasing Service Co., Ltd.* 常州有车有家汽车租赁服务有限公司	PRC
Shanghai Cango Advertising Media Co., Ltd.* 上海灿谷广告传媒有限公司	PRC
Haikou Cango Technology Co., Ltd.* 海口灿谷科技有限公司	PRC
Shanghai Yunrong Information Technology Co., Ltd.* 上海鋆融信息科技服务有限公司	PRC
Shanghai Cango Zhixing Automobile Lease Co., Ltd.* 上海灿谷知行汽车租赁有限公司	PRC
Shanghai Quanpin Automobile Sales and Service Co., Ltd.* 上海全品汽车销售服务有限公司	PRC
Shanghai Chejia Financing Lease Co., Ltd. Dongguan Branch* 上海有车有家融资租赁有限公司东莞分公司	PRC
Shanghai Chejia Financing Lease Co., Ltd. Foshan Branch* 上海有车有家融资租赁有限公司佛山分公司	PRC
Shanghai Chejia Financing Lease Co., Ltd. Hangzhou Branch* 上海有车有家融资租赁有限公司杭州分公司	PRC
Wuxi Chejia Automotive Leasing Service Co., Ltd.* 无锡有车有家汽车租赁服务有限公司	PRC
Guangzhou Chejia Automotive Leasing Service Co., Ltd.* 广州好车好家汽车租赁服务有限公司	PRC
Suzhou Chejia Automotive Leasing Service Co., Ltd.* 苏州有车有家汽车租赁服务有限公司	PRC
Guiyang Chejia Automotive Leasing Service Co., Ltd.* 贵阳有车有家汽车租赁服务有限公司	PRC
Changsha Chejia Automotive Leasing Service Co., Ltd.* 长沙有车有家汽车租赁服务有限公司	PRC
Chengdu Chejia Automotive Leasing Service Co., Ltd.* 成都有车有家汽车租赁服务有限公司	PRC
Huizhou Chejia Automotive Leasing Service Co., Ltd.* 惠州好车好家汽车租赁服务有限公司	PRC
Xi’an Chejia Automotive Leasing Service Co., Ltd.* 西安好车好家汽车租赁服务有限公司	PRC
Wenzhou Chejia Automotive Leasing Service Co., Ltd.* 温州有车有家汽车租赁服务有限公司	PRC
Zhongshan Chejia Automotive Leasing Service Co., Ltd.* 中山好车好家汽车租赁服务有限公司	PRC
Henan Chejia Automotive Leasing Service Co., Ltd.* 河南有车有家汽车租赁服务有限公司	PRC
Weifang Chejia Automotive Leasing Service Co., Ltd.* 潍坊有车有家汽车租赁服务有限公司	PRC
Tiangjin Chejia Automotive Leasing Service Co., Ltd.* 天津有车有家汽车租赁服务有限公司	PRC

Shenzhen Chejia Automotive Leasing Service Co., Ltd.* 深圳好车好家汽车租赁服务有限公司	PRC
Shaoxing Chejia Automotive Leasing Service Co., Ltd.* 绍兴有车有家汽车租赁服务有限公司	PRC
Qingdao Chejia Automotive Leasing Service Co., Ltd.* 青岛有车有家汽车租赁服务有限公司	PRC
Ningbo Chejia Automotive Leasing Service Co., Ltd.* 宁波有车有家汽车租赁服务有限公司	PRC
Jinhua Chejia Automotive Leasing Service Co., Ltd.* 金华有车有家汽车租赁服务有限公司	PRC
Jiaxing Chejia Chuxing Automotive Leasing Service Co., Ltd.* 嘉兴车家出行汽车租赁服务有限公司	PRC
Nantong Chejia Automotive Leasing Service Co., Ltd.* 南通有车有家汽车租赁服务有限公司	PRC
Nanjing Chejia Automotive Leasing Service Co., Ltd.* 南京好车好家汽车租赁服务有限公司	PRC
Kunming Chejia Automotive Leasing Service Co., Ltd.* 昆明有车有家汽车租赁服务有限公司	PRC
Jinan Chejia Automotive Leasing Service Co., Ltd.* 济南有车有家汽车租赁服务有限公司	PRC
Hefei Chejia Automotive Leasing Service Co., Ltd.* 合肥有车有家汽车租赁服务有限公司	PRC
Wuhan Cango Automotive Leasing Service Co., Ltd.* 武汉灿谷汽车租赁服务有限公司	PRC
Chongqing Canyuan Automotive Leasing Service Co., Ltd.* 重庆灿元汽车租赁服务有限公司	PRC
Qinghai Cango Automobile Sales Service Co., Ltd.* 青海灿谷汽车销售服务有限公司	PRC
Fushun Insurance Broker Co., Ltd.* 福顺保险经纪有限公司	PRC
Dalian Chejia Automotive Leasing Service Co., Ltd.* 大连有车有家汽车租赁服务有限公司	PRC
Fushun Insurance Broker Co., Ltd. Hunan Branch* 福顺保险经纪有限公司湖南分公司	PRC
Fushun Insurance Broker Co., Ltd. Gansu Branch* 福顺保险经纪有限公司甘肃分公司	PRC
Fushun Insurance Broker Co., Ltd. Guangdong Branch* 福顺保险经纪有限公司广东分公司	PRC
Fushun Insurance Broker Co., Ltd. Jiangsu Branch* 福顺保险经纪有限公司江苏分公司	PRC
Fushun Insurance Broker Co., Ltd. Shaanxi Branch* 福顺保险经纪有限公司陕西分公司	PRC
Fushun Insurance Broker Co., Ltd. Henan Branch* 福顺保险经纪有限公司河南分公司	PRC
Fushun Insurance Broker Co., Ltd. Qingdao Branch* 福顺保险经纪有限公司青岛分公司	PRC
Fushun Insurance Broker Co., Ltd. Shanxi Branch* 福顺保险经纪有限公司山西分公司	PRC
Fushun Insurance Broker Co., Ltd. Guangxi Branch* 福顺保险经纪有限公司广西分公司	PRC
Shanghai Cango Network Technology Co., Ltd.*上海灿谷网络科技有限公司	PRC

*	The English name of this subsidiary, consolidated VIE or subsidiary of the consolidated VIE, as applicable, has been translated from its Chinese name.